Exhibit 10(ix)

Alliance Bancorp of New England, Inc. change in control agreements for Gerald Coia, Cynthia Harris and Karen Ouimet-Matusek

                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                           CHANGE IN CONTROL AGREEMENT


         This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Company"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut 06066, and Tolland Bank, a wholly-owned subsidiary of the Company (the "Bank"), and [Gerald D. Coia ] ("Executive"). Any reference to the "Bank" in this Agreement shall mean Tolland Bank, or any successor to Tolland Bank. Collectively, the Company and the Bank are termed the "Company".

         WHEREAS, the Company continues to recognize the substantial contributions of Executive and wishes to protect his position with the Company in the event of a Change in Control for the period provided for in this Agreement; and

         WHEREAS, Executive and the Board of Directors of the Company desire to enter into an agreement setting forth the terms and conditions of payments due to Executive in the event of a change in control and the related rights and obligations of each of the parties.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1. Term of Agreement.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 1.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the Board of Directors of the Company may extend the term of this Agreement for an additional one (1) year period beyond the then effective expiration date, provided that neither the Executive nor the Company shall have given, at least sixty (60) days prior to the anniversary, written notice of his desire that the term not be extended.


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


2. Change in Control.

(a) Upon the occurrence of a Change in Control (as herein defined) followed at any time during the term of this Agreement by the termination of Executive's employment in accordance with the terms of this Agreement, other than for Just Cause, as defined in Section 2(c) of this Agreement, the provisions of Section 3 of this Agreement shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits, or relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control; provided, however, Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of Executive under this Section 2(a) shall be strictly limited to the terms specified in such written consent. Notwithstanding the above, Executive may resign for any reason and the provisions of Section 3 shall apply if such resignation occurs during a window period which shall be the period beginning 90 days after the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date after a Change in Control.


(b) For purposes of this Agreement, a "Change in Control" of the Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Company, as in effect on the date of this Agreement (except for purposes of this Section 2(b)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company occurs in which the Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company and such transaction is consummated.

(c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon termination for Just Cause. The term "Just Cause" shall mean termination because of Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order, or any material breach of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying Termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 4 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Company or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and related limited rights and any such unvested awards, shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination For Just Cause.

3. Termination Benefits.

(a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary (in accordance with Section 2(a) of this Agreement) or involuntary termination of Executive's employment, other than a termination for Just Cause, the Company shall be obligated to pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to three (3) times Executive's highest annual compensation for the three (3) most recent taxable years that Executive has been employed by the Company. Such annual compensation shall include base salary and any other taxable income, including but not limited to, commissions, bonuses (whether paid or accrued for the applicable period), severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as profit sharing, employee stock ownership plan and other retirement contributions or benefits, including to any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive in such year. Notwithstanding the foregoing sentence, the number of any options shall not, for purposes of this calculation, be deemed to exceed 20,000 options. The Executive may elect to receive payment in a lump sum (without discount for early payment) within thirty (30) days of the Date of Termination on or following a Change in Control. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(b) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Company for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) calendar month period, Executive and Executive's dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Company in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Company shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(c) Notwithstanding the preceding paragraphs of this Section 3, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount," as determined in accordance with said Section 280G of the Code. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 3 shall be determined by Executive.


4. Notice of Termination.

(a) Any purported termination by the Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a termination for Just Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

(c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, his current annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section 4(c) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

5. Source of Payments.

It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Company.

6. Effect on Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement. Nothing in this Agreement shall confer upon Executive the right to continue in the employ of the Company or shall impose on the Company any obligation to employ or retain Executive in its employ for any period.

7. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company and their respective successors and assigns.

8. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

9. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

10. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. In addition, references herein to the masculine shall apply to both the masculine and the feminine.

11. Governing Law.

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of this state.

12. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Company, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

13. Payment of Legal Fees.

All reasonable legal fees paid or incurred by Executive, including those incurred in arbitration proceedings, in excess of $2,500 pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Company within thirty (30) days after submission by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such payments shall be returned to the Company by Executive.

14. Indemnification.

(a) The Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law and as provided in the Company's certificate of incorporation against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs, attorneys' fees and the cost of reasonable settlements.

(b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

15. Successor to the Company.

The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Company, expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.


                            [SIGNATURES ON NEXT PAGE]

                                   SIGNATURES

IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                             ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Cynthia S. Harris                     By:  /s/ D. Anthony Guglielmo
----------------------------                   ---------------------------------
Corporate Secretary                            For the Entire Board of Directors



ATTEST:                                   TOLLAND BANK



/s/ Cynthia S. Harris                     By:  /s/ D. Anthony Guglielmo
----------------------------                   ---------------------------------
Corporate Secretary                            For the Entire Board of Directors





WITNESS:                                       EXECUTIVE


/s/ Cynthia S. Harris                          /s/ Gerald D. Coia
----------------------------                   ------------------
Corporate Secretary                            Gerald D. Coia]

                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                           CHANGE IN CONTROL AGREEMENT


         This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Company"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut 06066, and Tolland Bank, a wholly-owned subsidiary of the Company (the "Bank"), and [Cynthia S. Harris ] ("Executive"). Any reference to the "Bank" in this Agreement shall mean Tolland Bank, or any successor to Tolland Bank. Collectively, the Company and the Bank are termed the "Company".


         WHEREAS, the Company continues to recognize the substantial contributions of Executive and wishes to protect his position with the Company in the event of a Change in Control for the period provided for in this Agreement; and

         WHEREAS, Executive and the Board of Directors of the Company desire to enter into an agreement setting forth the terms and conditions of payments due to Executive in the event of a change in control and the related rights and obligations of each of the parties.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1. Term of Agreement.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 1.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the Board of Directors of the Company may extend the term of this Agreement for an additional one (1) year period beyond the then effective expiration date, provided that neither the Executive nor the Company shall have given, at least sixty (60) days prior to the anniversary, written notice of his desire that the term not be extended.

2. Change in Control.

(a) Upon the occurrence of a Change in Control (as herein defined) followed at any time during the term of this Agreement by the termination of Executive's employment in accordance with the terms of this Agreement, other than for Just Cause, as defined in Section 2(c) of this Agreement, the provisions of Section 3 of this Agreement shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits, or relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control; provided, however, Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of Executive under this Section 2(a) shall be strictly limited to the terms specified in such written consent. Notwithstanding the above, Executive may resign for any reason and the provisions of Section 3 shall apply if such resignation occurs during a window period which shall be the period beginning 90 days after the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date after a Change in Control.


(b) For purposes of this Agreement, a "Change in Control" of the Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Company, as in effect on the date of this Agreement (except for purposes of this Section 2(b)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company occurs in which the Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company and such transaction is consummated.

(c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon termination for Just Cause. The term "Just Cause" shall mean termination because of Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order, or any material breach of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying Termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 4 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Company or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and related limited rights and any such unvested awards, shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination For Just Cause.

3. Termination Benefits.

(a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary (in accordance with Section 2(a) of this Agreement) or involuntary termination of Executive's employment, other than a termination for Just Cause, the Company shall be obligated to pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to three (3) times Executive's highest annual compensation for the three (3) most recent taxable years that Executive has been employed by the Company. Such annual compensation shall include base salary and any other taxable income, including but not limited to, commissions, bonuses (whether paid or accrued for the applicable period), severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as profit sharing, employee stock ownership plan and other retirement contributions or benefits, including to any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive in such year. Notwithstanding the foregoing sentence, the number of any options shall not, for purposes of this calculation, be deemed to exceed 20,000 options. The Executive may elect to receive payment in a lump sum (without discount for early payment) within thirty (30) days of the Date of Termination on or following a Change in Control. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(b) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Company for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) calendar month period, Executive and Executive's dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Company in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Company shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(c) Notwithstanding the preceding paragraphs of this Section 3, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount," as determined in accordance with said Section 280G of the Code. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 3 shall be determined by Executive.


4. Notice of Termination.

(a) Any purported termination by the Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a termination for Just Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

(c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, his current annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section 4(c) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

5. Source of Payments.

It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Company.

6. Effect on Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement. Nothing in this Agreement shall confer upon Executive the right to continue in the employ of the Company or shall impose on the Company any obligation to employ or retain Executive in its employ for any period.

7. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company and their respective successors and assigns.

8. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

9. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

10. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. In addition, references herein to the masculine shall apply to both the masculine and the feminine.

11. Governing Law.

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of this state.

12. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Company, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

13.      Payment of Legal Fees.

All reasonable legal fees paid or incurred by Executive, including those incurred in arbitration proceedings, in excess of $2,500 pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Company within thirty (30) days after submission by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such payments shall be returned to the Company by Executive.

14. Indemnification.

(a) The Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law and as provided in the Company's certificate of incorporation against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs, attorneys' fees and the cost of reasonable settlements.

(b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

15. Successor to the Company.

The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Company, expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.


                            [SIGNATURES ON NEXT PAGE]

                                   SIGNATURES

IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                                    ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Joseph H. Rossi                        By:  /s/ D. Anthony Guglielmo
-------------------                             ------------------------
President & Chief Executive Officer        For the Entire Board of Directors



ATTEST:                                    TOLLAND BANK



/s/ Joseph H. Rossi                        By:  /s/ D. Anthony Guglielmo
-------------------                             ------------------------
President & Chief Executive Officer        For the Entire Board of Directors





WITNESS:                                        EXECUTIVE


/s/ Joseph H. Rossi                             /s/ Cynthia S. Harris
-------------------                             ---------------------
President & Chief Executive Officer             [Cynthia S. Harris]

                      ALLIANCE BANCORP OF NEW ENGLAND, INC.
                           CHANGE IN CONTROL AGREEMENT


         This AGREEMENT ("Agreement") is hereby entered into as of December 10, 2002, by and between Alliance Bancorp of New England, Inc. (the "Company"), a corporation organized under the laws of Delaware, with its principal offices at 348 Hartford Turnpike, Vernon, Connecticut 06066, and Tolland Bank, a wholly-owned subsidiary of the Company (the "Bank"), and [Karen Ouimet-Matusek ] ("Executive"). Any reference to the "Bank" in this Agreement shall mean Tolland Bank, or any successor to Tolland Bank. Collectively, the Company and the Bank are termed the "Company".


         WHEREAS, the Company continues to recognize the substantial contributions of Executive and wishes to protect his position with the Company in the event of a Change in Control for the period provided for in this Agreement; and

         WHEREAS, Executive and the Board of Directors of the Company desire to enter into an agreement setting forth the terms and conditions of payments due to Executive in the event of a change in control and the related rights and obligations of each of the parties.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

1. Term of Agreement.

(a) The term of this Agreement shall be (i) the initial term, consisting of the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of the Effective Date, plus (ii) any and all extensions of the initial term made pursuant to this Section 1.

(b) Commencing on the first anniversary of the Effective Date and on each anniversary thereafter, the Board of Directors of the Company may extend the term of this Agreement for an additional one (1) year period beyond the then effective expiration date, provided that neither the Executive nor the Company shall have given, at least sixty (60) days prior to the anniversary, written notice of his desire that the term not be extended.

2. Change in Control.

(a) Upon the occurrence of a Change in Control (as herein defined) followed at any time during the term of this Agreement by the termination of Executive's employment in accordance with the terms of this Agreement, other than for Just Cause, as defined in Section 2(c) of this Agreement, the provisions of Section 3 of this Agreement shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits, or relocation of Executive's principal place of employment by more than twenty-five (25) miles from its location immediately prior to the Change in Control; provided, however, Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of Executive under this Section 2(a) shall be strictly limited to the terms specified in such written consent. Notwithstanding the above, Executive may resign for any reason and the provisions of Section 3 shall apply if such resignation occurs during a window period which shall be the period beginning 90 days after the Effective Date of a Change in Control and ending one hundred eighty (180) days after the Effective Date after a Change in Control.


(b) For purposes of this Agreement, a "Change in Control" of the Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Federal Reserve Board ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Company, as in effect on the date of this Agreement (except for purposes of this Section 2(b)(ii) a finding of presumptive control pursuant to applicable regulations shall not be deemed a "Change in Control"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company occurs in which the Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company and such transaction is consummated.

(c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon termination for Just Cause. The term "Just Cause" shall mean termination because of Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order, or any material breach of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4) of the non-employee members of the Board of Directors at a meeting of the Board of Directors called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the non-employee members of the Board of Directors, Executive was guilty of conduct justifying Termination for Just Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Just Cause. During the period beginning on the date of the Notice of Termination for Just Cause pursuant to Section 4 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Company or any subsidiary or affiliate thereof, vest. At the Date of Termination, such stock options and related limited rights and any such unvested awards, shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination For Just Cause.

3. Termination Benefits.

(a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary (in accordance with Section 2(a) of this Agreement) or involuntary termination of Executive's employment, other than a termination for Just Cause, the Company shall be obligated to pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to three (3) times Executive's highest annual compensation for the three (3) most recent taxable years that Executive has been employed by the Company. Such annual compensation shall include base salary and any other taxable income, including but not limited to, commissions, bonuses (whether paid or accrued for the applicable period), severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as profit sharing, employee stock ownership plan and other retirement contributions or benefits, including to any tax-qualified or non-tax qualified plan or arrangement (whether or not taxable) made or accrued on behalf of Executive in such year. Notwithstanding the foregoing sentence, the number of any options shall not, for purposes of this calculation, be deemed to exceed 20,000 options. The Executive may elect to receive payment in a lump sum (without discount for early payment) within thirty (30) days of the Date of Termination on or following a Change in Control. In the event that no election is made, payment to Executive will be made on a monthly basis in approximately equal installments during the remaining term of this Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

(b) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, for sixty (60) full calendar months following the Date of Termination the Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Company for Executive and any of his dependents covered under such plans immediately prior to the Change in Control. Following completion of the sixty (60) calendar month period, Executive and Executive's dependents may elect to continue to participate in such plans at Executive's own cost and expense by advising the Company in writing not later than sixty (60) days prior to the expiration of such sixty (60) month period. In the event Executive's participation in any such plan or program is barred, the Company shall arrange to provide Executive and his dependents with benefits substantially similar to those which Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or, at the election of Executive, provide their economic equivalent.

(c) Notwithstanding the preceding paragraphs of this Section 3, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount," as determined in accordance with said Section 280G of the Code. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 3 shall be determined by Executive.


4. Notice of Termination.

(a) Any purported termination by the Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

(b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a termination for Just Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

c. If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, his current annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section 4(c) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

5. Source of Payments.

It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Company.

6. Effect on Prior Agreements and Existing Benefit Plans.

This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement. Nothing in this Agreement shall confer upon Executive the right to continue in the employ of the Company or shall impose on the Company any obligation to employ or retain Executive in its employ for any period.

7. No Attachment.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company and their respective successors and assigns.

8. Modification and Waiver.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

9. Severability.

If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

10. Headings for Reference Only.

The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement. In addition, references herein to the masculine shall apply to both the masculine and the feminine.

11. Governing Law.

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of law of this state.

12. Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Company, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

13. Payment of Legal Fees.

All reasonable legal fees paid or incurred by Executive, including those incurred in arbitration proceedings, in excess of $2,500 pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Company within thirty (30) days after submission by Executive. If Executive is not successful in obtaining a favorable legal judgment or arbitration or a settlement, such payments shall be returned to the Company by Executive.

14. Indemnification.

(a) The Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law and as provided in the Company's certificate of incorporation against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs, attorneys' fees and the cost of reasonable settlements.

(b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

15. Successor to the Company.

The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Company, expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.


                            [SIGNATURES ON NEXT PAGE]

                                   SIGNATURES

IN WITNESS WHEREOF, Alliance Bancorp of New England, Inc. has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, on the 10th day of December, 2002.


ATTEST:                               ALLIANCE BANCORP OF NEW ENGLAND, INC.



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
----------------------------               ------------------------
Corporate Secretary                        For the Entire Board of Directors



ATTEST:                               TOLLAND BANK



/s/ Cynthia S. Harris                 By:  /s/ D. Anthony Guglielmo
----------------------------               ------------------------
Corporate Secretary                        For the Entire Board of Directors





WITNESS:                                   EXECUTIVE


/s/ Cynthia S. Harris                      /s/ Karen Ouimet-Matusek
---------------------                      ------------------------
Corporate Secretary                        [Karen Ouimet-Matusek]